Acquisition of Exhibit 99.1

Safe Harbor Statement

This document includes forward-looking statements that involve risks and uncertainties.
Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  Often, they include the words “believe,” “continue,” “expect,”
“target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”
There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in UNBC’s forward-looking statements. Many of these factors are beyond UNBC’s ability to control or predict and could have a material adverse effect on
UNBC’s financial condition, results of operations and/or prospects. Such risks and uncertainties include, but are not limited to uncertainties as to the timing of completion of the proposed acquisition, the possibility that various closing conditions (including regulatory approval) for the proposed transaction may not be satisfied at all or in a timely manner or waived, UNBC’s ability to retain key employees and other risks and uncertainties discussed in
UNBC’s public filings with the SEC.  All forward-looking statements included in this document are based on information available at the time of such document, and UNBC assumes no obligation to update any forward-looking statement.

Growing Our California Franchise

• Acquiring the leading bank in attractive Santa Barbara market
• Strengthens retail banking scale and distribution
• Complementary service-oriented and relationship based model
– Combines two community focused cultures
• Significant revenue opportunities from expanded product offerings and cross-sell in business banking, wealth management and commercial and community banking
• Credit write-up and reversal of Deferred Tax Asset (DTA) valuation allowance unlocks tangible book value
• Leverages strong capital
• Improves Union Bank funding mix by adding valuable, low-cost retail deposits
• Significant operating synergies
– Cost saves of approx. $80 million or approx. 40% of PCBC expenses
• Exceeds internal financial hurdles
• Balance sheet marked at time of recapitalization in August 2010
– No credit write-down required
• Strong pro forma capital position
• Reviewed significant portion of loan files with Union Bank credit team
• Recent track record of successful integrations
Strategic
Rationale
Financially
Attractive
Relatively
Low Risk

Transaction Assumptions

Consideration
100% Cash
Purchase Price Per Share
$46.00
Aggregate Value $1.5Bn
Anticipated Closing Q4 2012
Approvals Regulatory (Pacific Capital majority
shareholder consent already obtained)
Due Diligence
Complete

San Francisco
CA
Santa Barbara
Los Angeles
San Diego

UnionBank

Building Branch Density in Attractive California Markets

Commenced operations in 1960
– Headquartered in Santa Barbara, CA
$5.9Bn in assets; $4.6Bn in deposits
47 branches in Central Coast of California
– Largest independent bank in Central Coast
– #1 in Santa Barbara MSA
– #4 in Oxnard-Thousand Oaks MSA
– Median household income of $69K
(1)
for
Pacific Capital markets compared to $54K
(1)
for entire U.S.
Recapitalization in August 2010
– Ford Financial Fund L.P. owns 76%
Strong core deposit funding
– Non-interest bearing deposits comprise
25.5% of total deposits
Overview of Pacific Capital
1. Source: SNL Financial. Weighted by total deposits in market
Union Bank Pacific Capital Bancorp

Leading Presence in Santa Barbara, Strengthened Position in
Adjacent Markets

Institution
Market Share
(%)
1 Bank of America 26.3
2 Wells Fargo 20.0
3 JP Morgan 7.5
– Union Bank / Pacific Capital 6.7
4 Union Bank 6.2
5 Citigroup 5.3
18 Pacific Capital 0.5
California
Institution
Market Share
(%)
– Union Bank / Pacific Capital 23.7
1 Pacific Capital 22.4
2 Wells Fargo 17.6
3 Bank of America 13.5
4 Rabobank Nederland 10.1
5 Montecito Bancorp 8.1
15 Union Bank 1.3
Institution
Market Share
(%)
1 Wells Fargo 26.2
2 Bank of America 21.6
3 JP Morgan 11.9
– Union Bank / Pacific Capital 8.1
4 Pacific Capital 6.2
5 Citigroup 6.0
12 Union Bank 1.9
Santa Barbara MSA
Oxnard MSA (Ventura)
Institution
Market Share
(%)
1 Wells Fargo 29.2
2 Bank of America 17.4
3 Rabobank Nederland 14.3
4 JP Morgan 13.3
– Union Bank / Pacific Capital 12.6
5 Pacific Capital 9.3
6 Union Bank 3.3
Salinas MSA (Carmel / Monterey)
(Median HH Income: $60,992)
(Median HH Income: $61,338)
(Median HH Income: $77,837) (Median HH Income: $62,850)

100
80
60
40
20
0
50.6
29.4
20.0
43.2
34.4
22.4
33.8
40.8
25.5
12/2009
12/2010
12/2011

10
8
6
4
2
0
5.6
8.4
1.2
12/2009
6/2010
12/2011

200
100
0
(100)
(200)
(300)
(400)
(500)
(431)
(146)
71
2009
2010
2011

24
20
16
12
8
4
0
3.2
0.6
18.2
12/2009
6/2010
12/2011

UnionBank

Pacific Capital: Significantly Strengthened Franchise
Improved Funding Base
Deposit Composition (%)
CDs Money Market & Savings Non-interest Bearing
Solid Credit Quality w/ Marked Balance Sheet
Nonperforming Assets (%)
Rebuilt Capital Position
Tier 1 Common Ratio (%)
Return to Profitability
Net Income ($MM)

(Pre-Ford Investment)
Cost of Deposits:
1.54%
1.06% 0.53%
(Pre-Ford Investment)

Combining Two Strong Core Deposit Bases

Money
Market
and
Savings
49%
CDs
19%
Non-
Interest
Bearing
32%
Union Bank
Money
Market
and
Savings
41%
CDs
34%
Non-
Interest
Bearing
25%
Pacific Capital
(1)
1. Includes interest-bearing transaction accounts
(1)
Pacific Capital’s cost of deposits is similar to Union Bank’s
12/31/2011 Total Deposits ($MM): 64,420
2011 Cost of Deposits: 0.36%
2011 Cost of Deposits exl. CDs: 0.14%
12/31/2011 Total Deposits ($MM): 4,617
2011 Cost of Deposits: 0.53%
2011 Cost of Deposits exl. CDs: 0.17%

Significant Write-Ups to Tangible Book Value at Closing

Purchase Price $1,517
Pacific Capital Shareholder Equity 762
Less: Goodwill and Intangibles (89)
PCBC 12/31/2011 Tangible Book Value $673
Adjustments
Reversal of DTA Valuation Allowance 248
Net Write-up of 2010 Credit Mark (After-Tax) 20
Total Adjustments $268
Adjusted 12/31/2011 Tangible Book Value $941
Price / Adjusted Tangible Book Value 1.6x
1. Adjusted to reflect announced after-tax loan mark, net of reserves. Includes the following transactions with deal values greater than $500MM: Prosperity /
American State, PNC / RBC Bank, Comerica / Sterling, Hancock / Whitney, BMO Financial / M&I, and First Niagara / NewAlliance.
2. As of 12/31/2011
3. The net write-up of the 2010 credit mark is equal to the sum of the pre-tax $27MM credit write-up ($17MM after-tax) as of 1/31/12 and the $5MM pre-tax reserve balance ($3MM after-tax) as of 12/31/2011
Reversal of DTA valuation
allowance and recapturing a
portion of Ford Financial’s
original credit mark enhances
tangible book value
Price to adjusted tangible book
value of 1.6x compares
favorably with selected
comparable transactions
median of 2.1x
(1)
Acquiring strong core deposits
in attractive markets
(2)
(3)

1. As of 1/31/2012
2. Transactions with deal values greater than $500MM since January 1, 2010
Pacific Capital’s Legacy Loan Portfolio Marked in 2010 Recapitalization

Credit mark of $440MM or 10.6% of principal balance results in a pre-tax credit write-up of
$27MM, or ~0.7% of the current marked book value of the loan portfolio
(1)
Median credit mark for recent comparable transactions of 9.0%
Source: Investor Presentations
(15)
(12)
(9)
(6)
(3)
0
3
PNC / RBC Bank BMO / M&I Comerica /
Sterling
Hancock /
Whitney
First Niagara /
New Alliance
Prosperity /
American State
Union Bank /
Pacific Capital
(%)
Credit Write-up / Write-down for Precedent Transactions
(2)
Write-up
of Book
Value (1)

Comprehensive Credit and Operational Due Diligence Completed

Due diligence completed, including all major business and functional areas
Reviewed Ford’s original mark in context of today’s market conditions and recent and projected performance of loan portfolio
– Union Bank’s analysis resulted in a pre-tax $27MM write-up of the loan portfolio balance
Extensive review of loan portfolios including internal loan file reviews, thorough analysis of data provided, and discussions with management
– Overall credit analysis and individual credit files reviewed onsite by senior
Union Bank banking and credit professionals to assess risk profile and credit mark
– On-site team conducted extensive review of commercial portfolio (over 300 loan files representing $1.1Bn of customer balances) providing coverage across all major asset types
– Detailed analysis of consumer portfolios completed, including selected file reviews
Systems integration expected to occur in 1Q 2013
– Dedicated integration team with deep transaction experience

❑

❑

❑

❑

14
12
10
8
6
4
2
0
MTB
RF
USB
STI
FITB
ZION
BBT
HBAN
PNC
CMA
KEY
UNBC

UnionBank

Continued Capital Strength and Flexibility

On a pro forma basis:
UNBC will continue to have the
highest Tier 1 Common ratio
among its peers
(1)
Estimated Pro forma 12/31/11 Tier
1 Common Ratio of ~12.4%
Quality of capital is very strong:
100% of Tier 1 consisting of
common equity
Capital strength provides flexibility
for further growth
Tier 1 Common Ratio at 12/31/11
Peer Median: 9.7%
(%)
(Pro Forma)
1. Regional banks with assets > $50 billion

Strategically Compelling, Financially Attractive Combination

Combination creates leading market opportunity for business banking, wealth management and commercial and community banking in Central
Coast region
Complementary relationship and service oriented business model, and commitment to community
Financially attractive transaction which exceeds internal financial hurdles
Relatively low risk, highly diligenced transaction
Strong capital and liquidity post-transaction to fund future growth